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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 9, 1995
                       (Date of earliest event reported)


                           CONTEL OF CALIFORNIA, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
        (State or other jurisdiction of incorporation or organization)

               0-1245                                      95-1789511
      (Commission File Number)                 (IRS Employer Identification No.)


       600 Hidden Ridge, HQE04B12 - Irving, Texas             75038
        (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code 214-718-5600
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                   CONTEL OF CALIFORNIA,  INC. AND SUBSIDIARY

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.   Other Events

On November 9, 1995, Contel of California, Inc. (the Company) announced through GTE Corporation, that in response to recently enacted and pending legislation and the increasingly competitive environment in which the Company expects to operate, effective January 1, 1996, the Company is discontinuing the use of accounting practices appropriate to regulated enterprises. As a result of this decision, the Company will record a non-cash, extraordinary charge of approximately $127.6 million after taxes during the fourth quarter of 1995. This charge, which is based on the results of a comprehensive study of the economic lives of the Company's telephone plant and equipment, will have no effect on the Company's customers or its liquidity and capital resources.

The Company has traditionally followed the accounting for regulated enterprises prescribed by Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" (FAS 71). In general, FAS 71 required the Company to depreciate its plant and equipment over regulator approved lives which may extend beyond the assets' actual economic lives. FAS 71 also required the deferral of certain costs based upon approvals received from regulators to recover such costs in the future. As a result of these requirements, the recorded net book value of certain assets and liabilities, primarily telephone plant and equipment, was higher than that which would otherwise have been recorded.

The charge will primarily represent an adjustment to the net book value of the fixed assets of the Company, through an increase in accumulated depreciation, and is not expected to have a significant effect on depreciation expense of existing plant and equipment or earnings over the next several years. The income statement effect of this change in accounting will be reflected in the Company's consolidated statements of income as an extraordinary charge, net of tax, under the provisions of Statement of Financial Accounting Standards No. 101, "Regulated Enterprises-Accounting for the Discontinuation of Application of FASB Statement No. 71."

The accompanying pro forma statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994, and the pro forma balance sheet as of September 30, 1995 are based on historical condensed consolidated financial statements, adjusted to give effect to the discontinuance of FAS 71 as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the discontinuance of FAS 71 occurred in an earlier period.





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                   CONTEL OF CALIFORNIA, INC. AND SUBSIDIARY

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                    As Reported                              Pro Forma
                                                    Nine Months                             Nine Months
                                                       Ended                                   Ended
                                                   September 30,         Pro Forma          September 30,
                                                       1995            Adjustments             1995
                                                   -------------        -----------         -------------
                                                                    (Thousands of Dollars)
OPERATING REVENUES                                  $   230,702         $   1,554 (1)       $   232,256

OPERATING EXPENSES

   Cost of sales and services                            86,240                                  86,240
   Depreciation and amortization                         52,448                                  52,448
   Selling, general & administrative                     34,410               1,554 (1)          35,964
                                                    -----------         -----------         -----------
       Total operating expenses                         173,098               1,554             174,652
                                                    -----------         -----------         -----------
OPERATING INCOME                                         57,604                  --              57,604
                                                    -----------         -----------         -----------

OTHER DEDUCTIONS                                          8,266                                   8,266
                                                    -----------         -----------         -----------
   Income before income taxes                            49,338                  --              49,338

INCOME TAXES                                             21,587                                  21,587
                                                    -----------         -----------         -----------
   Income before extraordinary charge                    27,751                  --              27,751
                                                    -----------         -----------         -----------

EXTRAORDINARY CHARGE                                         --            (127,620) (2)       (127,620)
                                                    -----------         -----------         -----------

   Net income (loss)                                $    27,751         $  (127,620)        $   (99,869)
                                                    ===========         ===========         ===========


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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                   CONTEL OF CALIFORNIA, INC. AND SUBSIDIARY
        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                        As Reported          Pro Forma           Pro Forma
                                                        Year Ended          Adjustments          Year Ended
                                                       December 31,          Pro Forma          December 31,
                                                           1994             Adjustments            1994
                                                       -----------          -----------         ------------
                                                                       (Thousands of Dollars)
OPERATING REVENUES                                    $   367,252          $    4,672 (1)      $    371,924

OPERATING EXPENSES

   Cost of sales and services                             123,781                                   123,781
   Depreciation and amortization                           64,637                                    64,637
   Selling, general & administrative                       55,647               4,672 (1)            60,319
                                                      -----------          ----------          ------------

       Total operating expenses                           244,065               4,672               248,737
                                                      -----------          ----------          ------------

OPERATING INCOME                                          123,187                --                 123,187
                                                      -----------          ----------          ------------

OTHER DEDUCTIONS                                           11,321                                    11,321
                                                      -----------          ----------          ------------
   Income before income taxes                             111,866                --                 111,866

INCOME TAXES                                               46,120                                    46,120
                                                      -----------          ----------          ------------

   Income before extraordinary charge                      65,746                --                  65,746

EXTRAORDINARY CHARGE                                           --            (127,620) (2)         (127,620)
                                                      -----------          ----------          ------------

   Net income (loss)                                  $    65,746          $ (127,620)         $    (61,874)
                                                      ===========          ==========          ============


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                   CONTEL OF CALIFORNIA, INC. AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                                                        As Reported                        Pro Forma
                                                        September 30,   Pro Forma        September 30,
                                                            1995       Adjustments            1995
                                                        -------------  -----------       -------------
                                                                 (Thousands of Dollars)
                      ASSETS
                      ------

CURRENT ASSETS:

  Cash                                                $     1,774                           $   1,774
  Accounts receivable, less allowance
   of $2,519                                               54,496                              54,496
  Materials and supplies                                       18                                  18
  Deferred income tax benefits                              5,490                               5,490
  Prepayments and other                                     1,113                               1,113
                                                      -----------      -----------          ---------
   Total current assets                                    62,891                              62,891
                                                      -----------      -----------          ---------

PROPERTY, PLANT AND EQUIPMENT:
  Original cost                                           914,857                             914,857
  Accumulated depreciation                               (408,567)     $  (200,653) (3)      (609,220)
                                                      -----------      -----------          ---------
   Net property, plant and equipment                      506,290         (200,653)           305,637
                                                      -----------      -----------          ---------

OTHER ASSETS                                               14,985          (14,777) (4)           208
                                                      -----------      -----------          ---------

     Total Assets                                     $   584,166      $  (215,430)         $ 368,736
                                                      ===========      ===========          =========


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                   CONTEL OF CALIFORNIA, INC. AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                                                      As Reported                           Pro Forma
                                                     September 30,      Pro Forma         September 30,
                                                         1995          Adjustments            1995
                                                     -------------     -----------        -------------
                                                                  (Thousands of Dollars)
       LIABILITIES AND SHAREHOLDER'S EQUITY
       ------------------------------------

CURRENT LIABILITIES:

  Notes payable to affiliates                          $   40,042                           $   40,042
  Accounts payable                                          3,746                                3,746
  Accrued taxes                                             5,083                                5,083
  Accrued dividends                                        10,663                               10,663
  Accrued payroll and vacations                             9,189                                9,189
  Accrued restructuring costs and other                    47,276                               47,276
                                                       ----------      -----------          ----------
   Total current liabilities                              115,999                              115,999
                                                       ----------      -----------          ----------

LONG-TERM DEBT                                             90,000                               90,000

RESERVES AND DEFERRED CREDITS:
  Deferred income taxes                                    90,626      $   (87,810) (5)          2,816
  Employee benefit obligations                             64,004                               64,004
  Restructuring costs and other                             9,710                                9,710
                                                       ----------      -----------          ----------
   Total reserves and deferred credits                    164,340          (87,810)             76,530
                                                       ----------      -----------          ----------

SHAREHOLDER'S EQUITY:
  Common stock                                             12,518                               12,518
  Other capital                                            78,917                               78,917
  Reinvested earnings (deficit)                           122,392         (127,620) (2)         (5,228)
                                                       ----------      -----------          ----------
   Total shareholder's equity                             213,827         (127,620)             86,207
                                                       ----------      -----------          ----------

     Total Liabilities and Shareholder's Equity        $  584,166      $  (215,430)         $  368,736
                                                       ==========      ===========          ==========


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                   CONTEL OF CALIFORNIA, INC. AND SUBSIDIARY

            NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                             FINANCIAL INFORMATION


(1) Represents the reclassification of the provision for uncollectible accounts to selling, general and administrative expenses, consistent with non-regulated accounting practices.

(2) Represents the after-tax effect of the adjustments described in notes 3 and 4 below.

(3) Represents the write-down of property, plant and equipment, net due to an impairment of such assets resulting from depreciation lives set by regulators that are longer than the assets' economic lives.

(4) Represents the write-off of net regulatory assets.

(5) Represents the tax effect of the adjustments described in notes 3 and 4 above.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CONTEL OF CALIFORNIA, INC.
                                              (Registrant)

Date: November 13, 1995                 By Michael W. Bollinger
                                        -------------------------
                                        Michael W. Bollinger
                                        Assistant Vice President - Controller
                                        (Principal Financial and Accounting
                                         Officer)




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